UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2006
Date of Report (Date of Earliest Event Reported)

CHINO COMMERCIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	35366	20-4797048
(State or other jurisdiction	(OCC File No.)	(I.R.S. Employee
of incorporation or organization)		Identification No.)

14345 Pipeline Avenue, Chino, California 91710

(Address of Principal Executive Offices)
(Zip Code)

(909) 393-8880

(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02.              Disclosure of Results of Operations and Financial Condition.

On July 24, 2006, the Bank issued a press release concerning its results of operations and financial condition as of and for the three and six months ended June 30, 2006.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

99.1         Press release concerning earnings for the three and six months ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 24, 2006	CHINO COMMERCIAL BANK, N.A.
	By:	/s/Dann H. Bowman
Dann H. Bowman President and Chief Executive Officer
	By:	/s/Jo Anne Painter
Jo Anne Painter Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release concerning earnings for the three and six months ended June 30, 2006.	4-8